UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2023

LatAmGrowth SPAC

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41246	98-1605340
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pedregal 24 8th Floor Molino del Rey Mexico City, Mexico		11000
(Address of principal executive offices)		(Zip Code)

+52 55 9178 9015

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	LATGU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	LATG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 29, 2023, LatAmGrowth SPAC, a Cayman Islands exempt company (“we”, “us”, “our”, or the “Company”), LatAmGrowth Sponsor LLC, a Delaware limited liability company (“Sponsor”), and Chenghe Investment I Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Acquirer”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement” and the transaction contemplated by the Securities Purchase Agreement, the “Transaction”) pursuant to which Sponsor has agreed to sell to Acquirer, and Acquirer has agreed to purchase from Sponsor an aggregate of (i) 2,650,000 Class B ordinary shares, par value $0.0001 per share of the Company and (ii) 7,900,000 warrants to purchase Class A ordinary shares, par value $0.0001 per share of the Company held by Sponsor (collectively, the “Transferred Securities”) for an aggregate purchase price (the “Purchase Price”) of $1.00 plus Acquirer’s agreement to pay Continental Stock Transfer & Trust Company (the “Transfer Agent”) $150,000 (a) in extension payments on the closing date of the Transaction for each extension contribution specified therein ($450,000 in total) and (b) on any other applicable due date in connection with any other extension payments that may become due after the closing date of the Transaction pursuant to, and in accordance with the terms of, that certain Investment Management Trust Agreement, by and between the Company and the Transfer Agent, dated January 24, 2022.

Pursuant to the Securities Purchase Agreement, among other things:

•	Effective on the closing date of the Transaction, the Company’s current officers, namely Gerard Cremoux and Gerardo Mendoza, will resign from the Company and the Company will appoint individuals to be designated by Acquirer; and

•	Effective on the closing date of the Transaction, Gerard Cremoux, Eduardo Cortina, Hector Martinez, Miguel Olea, Michael J. McGuinness, Zain A. Manekia and Carole Philippe will resign from the Company’s board of directors and they will be replaced by individuals to be designated by Acquirer.

The closing of the Transaction is conditioned upon, among other things, (i) continued listing of the Company’s Class A ordinary shares and units on The Nasdaq Stock Market LLC; (ii) evidence that all liabilities or obligations, other than those specified liabilities, have been paid or discharged; (iii) Sponsor’s delivery of a duly executed stock power and any other instrument of transfer necessary to duly convey the Transferred Securities to Acquirer; (iv) the delivery of the resignation of each current directors and officers of the Company to Acquirer; (v) the delivery of the joinder to the Registration Rights Agreement, dated January 24, 2022, by and among the Company, the Sponsor, and other parties named therein, by the Company and Acquirer; (vi) the delivery of the joinder to the Insider Letter, dated January 24, 2022, by and among the Company, the Sponsor, and other parties named therein, by the Company and Acquirer; (vii) the cancellation of the Extraordinary General Meeting (as defined below); (viii) the termination of the engagement letter with EarlyBird Capital, Inc. for de-SPAC financial advisor services; (ix) the transfer of access to and authority over the Company’s bank account(s) to Acquirer.

The Securities Purchase Agreement contains customary representations and warranties of the parties, including, among others, with respect to corporation organization, corporate authority, and compliance with applicable laws. The representations and warranties of each party set forth in the Security Purchase Agreement were made solely for the benefit of the other parties to the Securities Purchase Agreement, and investors are not third-party beneficiaries of the Securities Purchase Agreement. In addition, such representations and warranties (i) were made only as of the date of the Securities Purchase Agreement or such other date as is specified in the Securities Purchase Agreement, and (ii) may have been included in the Securities Purchase Agreement for the purpose of allocating risk between the parties rather than establishing matters as facts. Accordingly, the Securities Purchase Agreement is included in this filing only to provide investors with information regarding the terms of the Securities Purchase Agreement, and not to provide investors with any other factual information regarding any of the parties or their respective businesses.

The foregoing description of the Securities Purchase Agreement is not complete and is qualified in its entirety by reference to the text of such document, which is filed hereto as Exhibit 10.1, and which is incorporated herein by reference.

Item 8.01	Other Events.

On October 4, 2023, the Company, issued a press release announcing that the extraordinary general meeting originally scheduled for September 21, 2023, and previously adjourned to September 28, 2023, and further adjourned to October 5, 2023 (the “Extraordinary General Meeting”) has been cancelled and is permanently adjourned. The Extraordinary General Meeting had been previously called to vote on resolutions:

1.       to permit the Company to liquidate and wind up early by approving, as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association to (i) advance the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities from November 27, 2023 to the date after the Extraordinary General Meeting and (ii) allow the Company to remove up to $100,000 of interest earned on the amount on deposit in the Trust Account prior to redeeming the Public Shares in connection with the Extraordinary General Meeting in order to pay dissolution expenses of the Company; and

2.       to approve, as a special resolution, Amendment No. 2 to the Trust Agreement to allow the Company to remove up to $100,000 of interest earned on the amount on deposit in the trust account established by the Trust Agreement prior to redeeming the Public Shares in connection with the Extraordinary General Meeting in order to pay dissolution expenses of the Company.

In connection with the Extraordinary General Meeting, certain shareholders have tendered their public shares to the Transfer Agent for redemption. The Company will instruct the Transfer Agent to return the public shares to the persons who tendered them for redemption.

About LatAmGrowth SPAC

The Company is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The Company intends to focus its search on high growth companies in Latin America, including Brazil, as well as businesses in the United States that cater to the Hispanic community: (1) with significant technological advantages, and/or (2) that are well positioned to benefit from the favorable structural and secular trends of the emerging middle class.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibits

10.1	Securities Purchase Agreement

99.1	Press Release, dated October 4, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LatAmGrowth SPAC

Date: October 4, 2023	By:	/s/ Gerard Cremoux
	Name:	Gerard Cremoux
	Title:	Chief Executive Officer, Chief Financial Officer and Director